UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2016

FARMER BROS. CO.

(Exact name of registrant as specified in its charter)

Delaware	001-34249	95-0725980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, Texas		76177
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 998-2468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 8, 2016, Farmer Bros. Co. (the “Company”) issued a press release announcing that, based on the preliminary report provided by its proxy solicitor following the Company’s 2016 Annual Meeting of Stockholders held today, stockholders have voted to reelect all three of Farmer Bros.’ director nominees – Michael H. Keown, Charles F. Marcy and Christopher P. Mottern – to the Company’s Board of Directors.

A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Item 7.01, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 8, 2016*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMER BROS. CO.
Date: December 8, 2016
	By:	/s/ Isaac N. Johnston, Jr.
	Name:	Isaac N. Johnston, Jr.
	Title:	Treasurer and Chief Financial Officer